UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2020
 _____________________________
Medtronic Public Limited Company
(Exact Name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of principal executive offices)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value per share	MDT	New York Stock Exchange
Floating Rate Senior Notes due 2021	MDT/21	New York Stock Exchange
0.00% Senior Notes due 2022	MDT/22B	New York Stock Exchange
0.375% Senior Notes due 2023	MDT/23B	New York Stock Exchange
0.000% Senior Notes due 2023	MDT/23C	New York Stock Exchange
0.25% Senior Notes due 2025	MDT/25	New York Stock Exchange
0.000% Senior Notes due 2025	MDT/25A	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.00% Senior Notes due 2031	MDT/31A	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.50% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
1.75% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 09, 2020, Michael J. Coyle notified Medtronic Public Limited Company (the “Company”) that he would be retiring as the Company’s Executive Vice President and President, Cardiovascular Portfolio, effective December 31, 2020.

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 11, 2020, Medtronic plc, a public limited company organized under the laws of Ireland (the “Company”), held its 2020 Annual General Meeting of Shareholders in order to: (1) elect, by separate resolutions, twelve directors, each to hold office until the 2021 Annual General Meeting of the Company and until his or her successor is elected; (2) ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2021 and authorize, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration; (3) approve, in a non-binding advisory vote, named executive officer compensation; (4) renew the Board’s authority to issue shares; (5) renew the Board’s authority to opt out of pre-emption rights; and (6) authorize the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.

At the close of business on October 15, 2020, the record date of the Annual General Meeting, 1,345,239,472 Company ordinary shares were outstanding and entitled to vote. The holders of a total of 1,155,207,258 ordinary shares were present at the Annual General Meeting, either in person or by proxy, which total was not less than a majority of the issued and outstanding ordinary shares entitled to vote and thus constituted a quorum.

The final voting results and the votes used to determine the results for each proposal are set forth below:

1.The shareholders elected each of the twelve nominees to the Board of Directors, to hold office until the 2021 Annual General Meeting of the Company and until his or her successor is elected, as follows:

	For	For (Percent of Votes Cast)	Against	Against (Percent of Votes Cast)	Abstain	Broker Non-Vote
Richard H. Anderson	970,524,752	93.630%	66,026,670	6.370%	2,966,120	115,689,716
Craig Arnold	1,023,126,829	98.515%	15,422,624	1.485%	968,089	115,689,716
Scott C. Donnelly	1,003,269,647	96.598%	35,330,535	3.402%	917,360	115,689,716
Andrea J. Goldsmith, Ph.D.	1,034,836,578	99.624%	3,905,019	0.376%	775,945	115,689,716
Randall J. Hogan, III	1,012,086,266	97.448%	26,504,473	2.552%	926,803	115,689,716
Michael O. Leavitt	1,019,110,953	98.127%	19,448,520	1.873%	958,069	115,689,716
James T. Lenehan	995,852,056	96.075%	40,679,072	3.925%	2,986,414	115,689,716
Kevin E. Lofton	1,036,854,816	99.835%	1,715,940	0.165%	946,786	115,689,716
Geoffrey S. Martha	971,226,971	94.037%	61,587,610	5.963%	6,702,961	115,689,716
Elizabeth G. Nabel, M.D.	1,037,429,259	99.873%	1,322,146	0.127%	766,137	115,689,716
Denise M. O’Leary	981,659,682	94.696%	54,982,953	5.304%	2,874,907	115,689,716
Kendall J. Powell	888,051,028	85.677%	148,461,395	14.323%	3,005,119	115,689,716

2. The shareholders ratified, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2021 and authorized, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration.

	Votes	Percent of Votes Cast
For	1,090,245,797	94.465%
Against	63,879,176	5.535%
Abstain	1,082,285
Broker Non-Vote	NA

3. The shareholders approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers.

	Votes	Percent of Votes Cast
For	949,563,754	91.727%
Against	85,645,061	8.273%
Abstain	4,308,727
Broker Non-Vote	115,689,716

4. The shareholders approved renewal of the Board’s authority to issue shares.

	Votes	Percent of Votes Cast
For	1,027,827,893	98.980%
Against	10,595,010	1.020%
Abstain	1,094,639
Broker Non-Vote	115,689,716

5. The shareholders approved renewal of the Board’s authority to opt out of pre-emption rights.

	Votes	Percent of Votes Cast
For	1,029,046,766	99.223%
Against	8,054,099	0.777%
Abstain	2,416,677
Broker Non-Vote	115,689,716

6. The shareholders approved authorization of the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.

	Votes	Percent of Votes Cast
For	1,021,355,109	98.598%
Against	14,527,390	1.402%
Abstain	3,635,043
Broker Non-Vote	115,689,716

Item 7.01	Regulation FD Disclosure
On December 14, 2020, the Company issued a press release announcing the appointment, effective January 1, 2021, of Sean Salmon to succeed Michael J. Coyle as Executive Vice President and President of Medtronic’s Cardiovascular Portfolio. In addition, the Company announced that Mr. Salmon will continue to lead the Company’s Diabetes Operating Unit. These leadership changes become effective on January 1, 2021. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Exhibits

Exhibit Number	Description
99.1	Press Release dated December 14, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

Date: December 14, 2020	By	/s/ Bradley E. Lerman
Bradley E. Lerman
Senior Vice President, General Counsel and Corporate Secretary